Annual Meeting of Shareholders The Inn at New Hyde Park May 21, 2014

2 Forward Looking Statement This presentation may contain a number of forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements may be identified by the use of the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar terms and phrases, including references to assumptions . Forward - looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward - looking statements . These factors include, without limitation, the following : the timing and occurrence or non - occurrence of events may be subject to circumstances beyond our control ; there may be increases in competitive pressure among financial institutions or from non - financial institutions ; changes in the interest rate environment may reduce interest margins or affect the value of our investments ; changes in deposit flows, loan demand or real estate values may adversely affect our business ; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently ; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate ; legislative or regulatory changes, including the implementation of the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 and any actions regarding foreclosures, may adversely affect our business ; enhanced supervision and examination by the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and the Consumer Financial Protection Bureau ; effects of changes in existing U . S . government or government - sponsored mortgage programs ; technological changes may be more difficult or expensive than we anticipate ; success or consummation of new business initiatives may be more difficult or expensive than we anticipate ; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non - occurrence of events longer than we anticipate . We have no obligation to update any forward - looking statements to reflect events or circumstances after the date of this document .

3 Corporate Profile NYSE: AF • With assets of $15.7 billion, Astoria Financial is the holding company for Astoria Federal Savings and is the fifth largest publicly traded thrift holding company in the country. • Established in 1888, Astoria Federal, with deposits totaling $9.7 billion, is the second largest thrift depository in New York. • 20 consecutive years of core profitability as a public company (1) • Stable and healthy credit metrics throughout the crisis • Clean, well capitalized balance sheet (1) Refers to net income recalculated to exclude net realized gains and losses on securities, amortization of intangibles and impairment of goodwill, and other nonrecurring items. Core profitability is a non - GAAP financial measure .

4 Strong Capital Position 0% 6% 12% 18% Tangible/Tier 1 Leverage Tier 1 Risk-Based Total Risk-Based 10.13% 16.28% 17.53% 8.88% 14.30% 15.56% Bank Holding Company At March 31, 2014 Note: As a savings and loan holding company, AF is not yet subject to bank holding company capital rules, but estimated holding company ratios are indicated nonetheless. Capital Ratios

5 • Continue to reposition both the asset and liability sides of our balance sheet x Multi - family/Commercial Real Estate loan portfolio represents 34% of total loans at March 31, 2014 compared to 26% at March 31, 2013 x Low cost core deposits represent 68% of total deposits at March 31, 2014 compared to 64% at March 31, 2013 • Opened a business banking office in Manhattan during 3Q13 • On March 31, 2014, opened our first full - service branch in Manhattan 2013: Becoming a More Diversified, Full Service Community Bank Our strategy continues to gain traction

6 2013 Progress Report At / For At / For % of Change MF/CRE loans $3,391.4 $4,182.1 23% Business deposits $563.1 $690.1 23% NPLs 90 days or more past due $287.3 $247.2 (14%) Delinquent Loans 30-89 days past due $171.2 $108.1 (37%) Net charge-offs $45.2 $22.4 (51%) G&A expense (1) $289.5 $286.2 (1%) Diluted earnings per common share $0.59 $0.76 (2) 31% March 31, 2013 March 31, 2014 the twelve months ended the twelve months ended ($ in millions, except per share data) (1) Operating expenses well - controlled despite increased staffing in MF/CRE lending and business banking. (2) Includes a reduction in income tax expense of $11.5 million, or $0.12 diluted earnings per share related to the impact of NY State tax legislation which was signed into law on March 31, 2014 resulting in a net income tax benefit for the 2014 first qu art er.

7 Core Competencies • Mortgage Lending ─ Multi - family and CRE lending expertise ─ Residential lending expertise ─ Solid asset quality • Retail Banking ─ Premier full - service community bank on Long Island ─ Significant deposit market share ─ Focus on customer service • Business Banking ─ Focus on small and middle market businesses  Revenue streams too small for the larger “big box” banks  Require services that smaller commercial banks may not be able to provide ─ High quality, person - to - person customer service and relationship banking with local decision making ─ Services include treasury management, remote capture and cash management

8 Multi - family/Commercial Real Estate Portfolio • $4.2 billion portfolio, or 34% of total loan portfolio ─ For the year ended December 31, 2013, originations totaled $1.6 billion, with a weighted average LTV at origination of approximately 43% and weighted average debt service coverage ratio of approximately 1.74, all in footprint ─ 1Q14 originations of $218.0 million, with a weighted average LTV at origination of approximately 54% and weighted average debt service coverage ratio of approximately 1.72, all in footprint • Focus on rent controlled, rent stabilized apartments in New York City ─ Approximately 70% of multi - family portfolio originated prior to 2011, and approximately 90% of originated and pipeline loans since 2011, are subject to rent control or rent stabilization ─ Pipeline of approximately $448 million at March 31, 2014 with weighted average coupon of approximately 3.48%. MF/CRE loan portfolio growing to a larger percentage of the total loan portfolio; grew to 34% of total loans at March 31, 2014 from 26% at March 31, 2013.

9 Residential Mortgage Lending • $7.8 billion portfolio ─ Primarily prime, jumbo 5/1 and 7/1 hybrid ARMs and 15 year fixed rate loans ─ No sub - prime, payment option or negative amortization ARM lending ─ Weighted average LTV (1) on total residential loan portfolio <60% • Multiple delivery channels provide flexibility & efficiency ─ Retail (2) ─ Commissioned brokers (2) ─ Third party originators (2) • Geographically diversified portfolio ─ Reduces lending concentrations (1) LTV ratios are based on current principal balances and original appraised values. (2) All loans underwritten to Astoria’s stringent standards .

10 Leading Retail Banking Franchise • $9.7 billion in deposits, 86 banking branch locations ─ Low cost/stable source of funds – weighted average rate: 0.53% ─ L ow cost core deposits * totaled $6.7 billion, or 68% of total deposits at March 31, 2014, up from 64% of total deposits at March 31, 2013 ─ 57% of households that have a retail CD account also have a low cost checking, savings or money market account relationship • 92% of depositors, with $8.9 billion in deposits, live within 5 miles of a branch • Banking branches with high average deposits contribute to franchise value ─ Long Island Offices (82) – Nassau (28), Suffolk (25), Queens (17), Brooklyn (12) – Average Deposits of $114 Million ─ Westchester Offices (3) – Average Deposits of $129 Million ─ New York Office (1) – Opened March 31, 2014 • Multiple delivery channels ─ ATM’s, telephone, Internet and mobile banking * Core deposits include savings, money market and checking accounts

11 Retail Banking Philosophy • Consultative approach to helping consumers achieve financial health and well - being • Pro - active sales culture – PEAK Process • Focus on customer service – High customer satisfaction – Favorably positioned against competition • Community involvement – Support over 700 local organizations and not - for - profit agencies Astoria Federal is an integral part of the fabric of the communities it serves

12 Business Banking Expansion Business deposits totaled $690.1 million at March 31, 2014, an increase of $40.0 million, or 6%, from December 31, 2013 and $127.0 million, or 23%, from March 31, 2013. • Business Banking Group headed by Executive Vice President & Managing Director with more than 30 years of experience in the NY business banking market • More than 50% of Astoria Federal’s 86 branches are headed by experienced commercial bankers • 40 employees currently supporting the business at March 31, 2014, up from 21 at year - end 2012 • Opened a business banking office in mid - town Manhattan during 3Q13 • Opened our first full - service branch in Manhattan on March 31, 2014. • Plan to open seven more full - service branches by the end of 2016 in prime locations within our market to better serve our business banking clients

13 CORE MARKET (Kings, Queens, Nassau & Suffolk) Total Population – 7.6 Million (Exceeds population of 38 individual U.S. states) Total Deposits - $191.3 Billion Sources: FDIC Summary of Deposits (as of June 30, 2013) SNL Financial LC Kings County (Brooklyn) Population: 2.5 million Median household income: $40K Deposits: $1.3 billion Branches: 12 Market share: 3% Rank: #1 thrift Queens County Population: 2.3 million Median household income: $53K Deposits: $ 2.4 billion Branches: 17 Market share: 5% Rank: #2 thrift Nassau County Population: 1.3 million Median household income: $ 95K Deposits: $ 4.1 billion Branches: 28 Market share: 7% Rank: #2 thrift Suffolk County Population: 1.5 million Median household income: $ 84K Deposits: $ 2.3 billion Branches: 25 Market share: 5% Rank: #1 thrift Well Positioned in Core Long Island Market Strong Banking Franchise Manhattan (NYC) Population: 1.6 million Median household income: $59K Branches : 1 Westchester Population: 0.9 million Median household income: $76K Deposits: $0.4 billion Branches: 3 Market share: 1% Rank: #3 thrift

14 • Balance Sheet Growth • Asset Quality • Balance Sheet Growth Current Focus

15 Balance Sheet Growth • Assets: ─ Growth of Multi - family/CRE loan portfolio  O riginations for 1Q14 totaled $218.0 million  Net growth in the portfolio of $790.8 million from March 31, 2013  Pipeline was approximately $448 million at March 31, 2014  Expect MF/CRE net growth to be similar to that of 2012 & 2013 ─ Shrinkage of residential mortgage loan portfolio slowdown  Residential loan portfolio contracted by approximately $220 million in the 2014 first quarter, down from approximately $260 million in the 2013 fourth quarter, and approximately $515 million in the 2013 first quarter ─ Expansion of business banking footprint  Established new business banking center  Hire additional business relationship managers  Open strategically located new branches in Manhattan and prime commercial markets on Long Island to better serve our business banking clients  First full - service branch in Manhattan was opened on March 31, 2014  Plan to open seven more full - service branches by the end of 2016 in prime locations within our market  Loans originated by our business banking operation including owner - occupied and single tenant property that are included in our MF/CRE portfolio reached $100 million in 1Q14 and the growth trend is accelerating ─ Total loan portfolio growth expected in 2014  Expect to reach an inflection point where the growth of the MF/CRE and business banking portfolios outpace the shrinkage in the residential portfolio in the second or third quarter of 2014

16 Balance Sheet Growth • Liabilities: ─ Low cost core deposits continue to become a larger percentage of deposits  Core deposits totaled $6.7 billion, or 68% of total deposits; up from 64% of total deposits at March 31, 2013  Includes $690.1 million in business deposits at March 31, 2014  Ongoing campaigns for both personal and business checking • Margin: ─ Net interest margin increased to 2.36% (1) for the quarter ended March 31, 2014 compared to 2.19% for the 2013 first quarter ─ Expect full year 2014 net interest margin to be higher than the 2013 full year margin (1) The 2014 first quarter includes a large prepayment penalty on a group of loans to a single borrower which added approximately 2 basis points to our net interest margin.

17 • Balance Sheet Growth • Asset Quality • Asset Quality Current Focus

18 Asset Quality • Conservative underwriting, top quality loans, low LTVs ─ $4.0 billion, or 51% of residential portfolio, originated 2008 through 1Q14 with a weighted average LTV of 56% (1) ; of which only $4.7 million are 90 days or more past due ─ Residential I/O portfolio reduced by $2.8 billion, or 57% over last 3 years ($790.6 million, or 28% over the last year alone) to $2.1 billion at March 31, 2014 ─ Top quality multi - family and commercial real estate loan portfolios x ~ 90% of multi - family loans closed 2011 through 1Q14 and pipeline loans are subject to rent control or rent stabilization x Average LTV for portfolio loans < 49% (1) • Top quality MBS portfolio ─ 99.5% GSE/agency ─ Average life 4.0 years (1) LTV ratios are based on current principal balances and original appraised values .

19 • Conservative Corporate Strategy ─ Quality mortgage lending ─ Quality retail and business banking ─ Disciplined cost control ─ Well capitalized for all bank regulatory purposes • Disciplined Lending ─ Multi - family/CRE 1Q14 originations of $218.0 million with a weighted average LTV at origination of approximately 54 % and weighted average debt service coverage ratio of approximately 1.72 all in footprint ─ $4.0 billion, or 51% of residential portfolio, originated 2008 through 1Q14, with weighted average LTVs of approximately 56% (1) ; of which only $4.7 million are 90 days or more past due ─ No Alt A loans originated since 2007 ─ Residential I/O portfolio reduced by $ 2.8 billion, or 57% over last 3 years ($790.6 million, or 28% over the last year alone) to $ 2.1 billion at March 31, 2014 • Attractive and Stable Franchise ─ Significant deposit market share in Long Island market (2) ─ Core deposit growth – emphasis on personal and business checking, marketing campaigns • Strong Leadership and Culture ─ Average of 33 years of executive management experience ─ Insider ownership at 14% (1) LTV ratios are based on current principal balances and original appraised values. (2) Long Island market includes Kings, Queens, Nassau and Suffolk counties. Investment Summary

20 Glossary ARM ─ Adjustable Rate Mortgage CRE ─ Commercial Real Estate G&A ─ General and Administrative GAAP ─ Generally Accepted Accounting Principles GSE ─ Government Sponsored Enterprise I/O ─ Interest - Only LTV ─ Loan - To - Value Ratio MBS ─ Mortgage - Backed Securities MF ─ Multi - family NPLs ─ Non - Performing Loans

21 Contact Information Web site: www.astoriafederal.com Email: ir@astoriafederal.com Telephone: (516) 327 - 7869 Address: Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY 11042